UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EDGEWELL PERSONAL CARE COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. EDGEWELL PERSONAL CARE COMPANY 6 RESEARCH DRIVE SHELTON, CT 06484 EDGEWELL PERSONAL CARE COMPANY 2026 Annual Meeting Vote by February 4, 2026 11:59 PM ET You invested in EDGEWELL PERSONAL CARE COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 5, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. GO GREEN! We’ll plant a tree for every shareholder who switches to e-delivery of proxy materials. Vote in Person at the Meeting* February 5, 2026 8:30 AM, Eastern Time Edgewell Personal Care Company 780 Third Avenue New York, New York 10017 V81586-P41180

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V81587-P41180 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the 9 directors named in this proxy statement to serve until the 2027 Annual Meeting of Shareholders. Nominees: 1a. Robert W. Black For 1b. George R. Corbin For 1c. Carla C. Hendra For 1d. John C. Hunter, III For 1e. Rod R. Little For 1f. Rakesh Sachdev For 1g. Swan Sit For 1h. Stephanie Stahl For 1i. Gary K. Waring For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026. For 3. Approval, on an advisory (non-binding) basis, of the executive compensation paid to our named executive officers. For 4. Approval of the Company’s 3rd Amended and Restated Stock Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.